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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 1999

                               QUIDEL CORPORATION
                   -----------------------------------------

               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-10961                        94-2573850
----------------------------  ----------------------------  --------------------------------
(State or Other Jurisdiction          (Commission                    (IRS Employer
     of Incorporation)                File Number)                Identification No.)

       10165 McKellar Court, San Diego, California                       92121
----------------------------------------------------------  --------------------------------
         (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (619) 552-1100

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

    Quidel issued the press release attached hereto as Exhibit 99.1 on August 11, 1999, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS.

    The following exhibits are filed with this Current Report on Form 8-K:

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
  EXHIBIT
   NUMBER                                                 DESCRIPTION
------------  ---------------------------------------------------------------------------------------------------
    99.1      Text of press release issued by Quidel on August 11, 1999.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUIDEL CORPORATION
                                          A DELAWARE CORPORATION

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
                                By:            /s/ CHARLES J. CASHION
                                     -----------------------------------------
                                                 Charles J. Cashion
                                          SENIOR VICE PRESIDENT CORPORATE
                                                    OPERATIONS,
                                              CHIEF FINANCIAL OFFICER
                                                   AND SECRETARY
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Date: August 11, 1999